Share-Based Awards Plan	12 Months Ended
Dec. 31, 2012
Share-Based Awards Plan
18.	SHARE-BASED AWARDS PLAN

Baidu, Inc.

Incentive compensation plans

In January 2000, the Company adopted the 2000 Option Plan (the “2000 Plan”). The 2000 Plan provided for the granting of share options and restricted ordinary shares to employees and consultants of the Company. All the options granted to Company employees and consultants under the 2000 Plan were nonqualified share options (“NSO”). The Company reserved 5,040,000 ordinary shares for issuance under the 2000 Plan. Under the 2000 Plan, which has expired during 2010, options granted generally vest 25% after the first year of service and ratably each month over the remaining 36-month period.

In December 2008, the Company amended the 2000 Plan by adding a new section regarding adjustment of exercise price. The exercise price per share subject to an option might be amended or adjusted in the absolute discretion of the 2000 Plan administrator, which was the Board of Directors, and the determination of which should be final, binding and conclusive. A downward adjustment of the exercise prices should be effective without the approval of the Company’s shareholders or the approval of the affected grantees.

In December 2008, the Company adopted a share incentive plan (the “2008 Plan”). The 2008 Plan provides for the granting of share incentives, which include incentive share option (“ISO”), restricted shares and any other form of award pursuant to the 2008 Plan, to members of the board, employees and consultants of the Company. However, the Company may grant ISOs only to its employees. The Company has reserved 3,428,777 ordinary shares for issuance under the 2008 Plan, which will expire in the year 2018. The vesting schedule, time and condition to exercise options will be determined by the compensation committee. The term of the options may not exceed ten years from the date of the grant, except that five years is the maximum term of an ISO granted to an employee who holds more than 10% of the voting power of the Company’s share capital.

Under the 2008 Plan, the exercise price per share subject to an option may be amended or adjusted at the discretion of the compensation committee, the determination of which would be final, binding and conclusive. To the extent not prohibited by applicable laws or exchange rules, a downward adjustment of the exercise prices would be effective without the approval of the Company’s shareholders or the approval of the affected grantees. If the Company grants an ISO to an employee who, at the time of that grant, owns shares representing more than 10% of the voting power of all classes of the Company’s share capital, the exercise price cannot be less than 110% of the fair market value of the Company’s ordinary shares on the date of that grant.

Starting from February 15, 2006, the Company has granted restricted Class A ordinary shares of the Company (“Restricted Shares”). Terms for the Restricted Shares are the same as share options except that Restricted Shares do not require exercise and have a two to four years vesting term.

Share options

The following table summarizes the option activity for the year ended December 31, 2012:

	Number of shares	Weighted average exercise price(US$)	Weighted average remaining contractual life (Years)	Aggregate intrinsic value (US$ in thousands)
Share options
Outstanding, December 31, 2011	71,999	470.45	2.62	51,539
Granted	171,488	1,094.80
Exercised	(33,041)	259.60
Forfeited/Cancelled	(875)	1,062.20
Expired	(233)
Outstanding, December 31, 2012	209,338	1,013.10	4.29	16,264
Vested and expected to vest at December 31, 2012	190,669	1,008.20	4.26	15,843
Exercisable at December 31, 2012	23,592	525.20	1.84	12,517

The aggregate intrinsic value in the table above represents the difference between the Company’s closing stock price on the last trading day in 2012 and the exercise price.

Total intrinsic value of options exercised for the three years ended December 31, 2010, 2011 and 2012 was RMB263.97 million, RMB275.86 million and RMB200.91 million (US$32.25 million), respectively.

As of December 31, 2012, there was RMB317.54 million (US$50.97 million) unrecognized share-based compensation cost related to share options. That deferred cost is expected to be recognized over a weighted-average vesting period of 3.59 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

The fair value of each option award was estimated on the date of grant using the Black-Scholes-Merton valuation model. The volatility assumption was estimated based on implied volatility and historical volatility of the Company’s share price applying the guidance provided by ASC 718-10. The Company begins to estimate the volatility assumption solely based on its historical information since year 2009. Assumptions about the expected term were based on the vesting and contractual terms and employee demographics. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

The following table presents the assumptions used to estimate the fair values of the share options granted in the years presented:

	2010	2011	2012

Risk-free interest rate	0.61%~1.13%	0.31%~1.03%	0.35%~0.43%
Dividend yield	—	—	—
Expected volatility range	64.76%~69.70%	48.20%~61.58%	43.60%~44.72%
Weighted average expected volatility	68.12%	58.27%	43.75%
Expected life (in years)	2.65~2.66	2.66~3.00	2.67~3.08

In addition, the Company recognizes share-based compensation expense net of an estimated forfeiture rate and therefore only recognizes compensation cost for those shares expected to vest over the service period of the award. The estimation of the forfeiture rate is based primarily upon historical experience of employee turnover. To the extent the Company revises this estimate in the future, the share-based payments could be materially impacted in the year of revision, as well as in following years.

The exercise price of options granted during the years 2010, 2011, and 2012 equaled the market price of the ordinary shares on the grant date. The weighted-average grant-date fair value of options granted during the years 2010, 2011, and 2012 was US$279.69, US$432.68, and US$323.00, respectively.

Restricted shares

Restricted shares activity for the year ended December 31, 2012 was as follows:

	Number of shares	Weighted average grant date fair value(US$)
Restricted shares
Unvested, December 31, 2011	56,222	1,181.49
Granted	85,131	1,152.10
Vested	(18,552)	1,113.60
Forfeited	(7,985)	1,270.90
Unvested, December 31, 2012	114,816	1,164.10

The total fair value of the restricted shares vested during the years ended December 31, 2010, 2011 and 2012 was RMB237.71 million, RMB198.77 million, RMB128.70 million (US$20.66 million), respectively.

As of December 31, 2012, there was RMB640.50 million (US$102.81 million) unrecognized share-based compensation cost related to restricted shares. That deferred cost will be recognized over a weighted-average vesting period of 3.06 years. To the extent the actual forfeiture rate is different from the original estimate, actual share-based compensation costs related to these awards may be different from expectation.

Subsidiaries

Certain subsidiaries also have equity incentive plans granting share-based awards. Total share-based compensation expenses recognized and unrecognized were insignificant, both individually and in aggregate, for any of the years presented.

The following table summarizes the total compensation cost recognized by the Group:

	For the years ended December 31,
	2010	2011	2012	2012
	RMB	RMB	RMB	US$
	(In thousands)

Expensed as cost of revenues	6,302	7,527	10,105	1,622
Expensed as selling, general and administrative	36,811	50,012	54,512	8,750
Expensed as research and development	50,623	94,489	147,692	23,706
Capitalized as part of internal-used software	226	1,700	1,944	312